UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: November 11, 2003

Commission File Number: 000-26041

F5 Networks, Inc.

(Exact name of registrant as specified in its chapter)

Washington	91-1714307
(State or other jurisdiction of incorporation or organization)	(I.R.S Employer Identification No.)

401 Elliott Avenue West
Seattle, WA 98119
(Address of principal executive offices and zip code)

(206) 272-5555
(Registrant’s telephone number, including area code)

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX
EXHIBIT 1.1
EXHIBIT 99.1

Item 5. Other Events

The Registrant is filing as an exhibit hereto an underwriting agreement to be incorporated by reference into its Registration Statement on Form S-3 (File No. 333-108826), as amended, originally filed with the Securities and Exchange Commission on September 16, 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

1.1 Underwriting Agreement, dated November 11, 2003, between F5 Networks, Inc. and Citigroup Global Markets Inc., Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the representatives of the underwriters named therein.

99.1 Press release of F5 Networks, Inc. announcing the pricing of its public offering of 4,500,000 shares of common stock.

Item 9. Regulation FD Disclosure

On November 11, 2003, F5 Networks, Inc. issued a press release announcing the pricing of its public offering of 4,500,000 shares of common stock. A copy of the press release is attached hereto as Exhibit 99.1

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F5 NETWORKS, INC

Dated: November 11, 2003	By:	/s/ Steven B. Coburn

Steven B. Coburn
Senior Vice President, Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 11, 2003, between F5 Networks, Inc. and Citigroup Global Markets Inc., Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the representatives of the underwriters named therein.
99.1	Press release of F5 Networks, Inc. announcing the pricing of its public offering of 4,500,000 shares of common stock.

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